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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Prospectus constituting part of the Registration Statement on Form S-4
(No. 333-55831) and in the Registration Statements on Form S-8 (Nos. 333-10429 and 333-48143).

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
/s/ ARTHUR ANDERSEN LLP
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San Francisco, California
January 23, 2001
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